Exhibit 99.3

ALLSCRIPTS TM

Inform. Connect. Transform.

Delivering Value Through Our Solutions

Document Imaging

Personal Health Record

Adherence/ Compliance

E-Detailing

Medication Dispensing

Electronic Health Record

E-Prescribing

PLAYBILL

Rainbow Room at Rockefeller Center

A Day in the Life

The Electronic Physician

A Day in the Life

The Electronic Physician

The Rainbow Room at Rockefeller Center

New York, NY

September 8, 2005

Act I—Mason Caribee Visits Dr. J. Medici

Nurse: Laurie McGraw

Mason Caribee: Stu Scholly

Dr. Medici: Jim Bergmann, MD

Pharmaceutical Rep: Devin Paullin

Act II—Mason Caribee At Home

Patient: Stu Scholly

Wife: Marissa Zolna

Act III—Dr. Medici at Home

Dr. Medici: Jim Bergmann, MD

Pharmaceutical Rep: Devin Paullin

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*


PLAYBILL
A Day in the Life
The Electronic Physician

Act I – Mason Caribee Visits Dr. Medici

Challenges in a Typical Practice

- Access to Information
- Access to the Chart
- Ability to Find What is Needed in Chart
- Poor Communication Between Providers
- Waiting Time for Lab Results
- Finding the Time to Educate Patients
- Getting Patients to Pick Up Their Medication (Adherence)
- Getting Patients to Take Their Medication (Compliance)
- Inconsistent Approaches for Typical Encounters

Page 5

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*


PLAYBILL
A Day in the Life
The Electronic Physician

Act I – Mason Caribee Visits Dr. Medici

"The Electronic Physician"

- Real-Time Access to Information
- Ability to Educate Patients (View Graphs)
- Instant Connection to Pharmacies, PBM, Payors
- Instant Connection to Labs
- Flexibility: Multiple Options for Documentation
- Imaging/Scanning of Documents
- Vitals Captured Electronically

Page 6

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II – Mason Caribee at Home


PLAYBILL
A Day in the Life
The Electronic Physician

Challenges for a Typical Patient

- Access to Their Own Medical Record (Allergies, Meds List, Problem List, etc.)
- Ongoing Communication with Physician
- Lack of Understanding of Disease State
- Motivation to Take Their Medication (Compliance)
- Multiple Medications and Disease States (Confusion)

Page 7

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II – Mason Caribee at Home


PLAYBILL
A Day in the Life
The Electronic Physician

The Patient of "The Electronic Physician"

- Instant Access to Their Own Medical Record (Allergies, Meds List, Problem List, etc.)
- E-Consults and e-Communication with Physician
- Straightforward Education on Disease State
- Increased Compliance Through Physician Directed Education on Their Medication

Page 8

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act III – Dr. Medici at Home


PLAYBILL
A Day in the Life
The Electronic Physician

Challenges for a Typical Physician

- Time
- No Remote Access to the Medical Record
- No Time to Visit with Pharma Reps to Learn about New Medications
- Direct to Consumer Advertising on Medications
- No Access to their Schedule
- No Ability to Work Ahead (or Catch Up) on Tasks (Rx Renewals, Review Labs, Sign Off on Notes, etc.)

Page 9

PLAYBILL
A Day in the Life
The Electronic Physician

A Day in the Life
The Electronic Physician

The Rainbow Room at Rockefeller Center
New York, NY
September 8, 2005

Act I - Mason Caribee Visits Dr. J. Medici
Nurse: *Laurie McGraw*
Mason Caribee: *Stu Scholly*
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act II - Mason Caribee At Home
Patient: *Stu Scholly*
Wife: *Marissa Zolna*

Act III - Dr. Medici at Home
Dr. Medici: *Jim Bergmann, MD*
Pharmaceutical Rep: *Devin Paullin*

Act III – Dr. Medici at Home

"The Electronic Physician"

- Instant, Anywhere, Anytime Access to the Medical Record
- Convenient Access to Educational Programs 24/7/365 (70% Outside of Office Hours)
- Ability to Review Schedule
- Ability to Work Ahead (or Catch Up) on Tasks (Rx Renewals, Review Labs, Sign Notes, etc.)

Page 10

ALLSCRIPTS TM

Inform. Connect. Transform.